Supplement dated February 2, 2021

to the

Prospectus and Statement of Additional Information

dated May 1, 2020, as supplemented to date

for

VEL II (93) (“Vari-Exceptional Life”) Policy

Issued By

Commonwealth Annuity and Life Insurance Company

through its
VEL II Separate Account

On February 1, 2021, Global Atlantic Financial Group Limited was acquired by a subsidiary of KKR & Co. Inc. (the “Transaction”).

Accordingly, effective February 1, 2021, Commonwealth Annuity and Life Insurance Company (“Commonwealth”) became an indirect majority owned subsidiary of KKR & Co. Inc. In addition, Global Atlantic Investment Advisors, LLC (the “Adviser”) and Global Atlantic Distributors, LLC (the “Distributor”) are now indirect, majority owned subsidiaries of KKR & Co. Inc. Commonwealth will continue to administer and provide all contractual benefits of your annuity. The terms, features and benefits of your annuity contract will NOT change as a result of the Transaction.

Prospectus

In the Prospectus, under the section “THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS,” the second paragraph is deleted and replaced with the following:

The Company is a life insurance company organized under the laws of Delaware in July 1974. Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company. Prior to December 30, 2005, the Company was an indirect wholly owned subsidiary of The Hanover Insurance Group (“THG”). On that date, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. (“Goldman Sachs”). Effective September 1, 2006, the Company changed its name from Allmerica Financial Life Insurance and Annuity Company to Commonwealth Annuity and Life Insurance Company. Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly owned indirect subsidiary of Global Atlantic Financial Group Limited. On February 1, 2021, KKR & Co. Inc. acquired Global Atlantic Financial Group Limited as a subsidiary of The Global Atlantic Financial Group LLC, the post-closing holding company of the Global Atlantic business, and the Company became an indirect majority owned subsidiary of KKR & Co. Inc.

In the Prospectus, under the section “BUSINESS CONTINUITY RISK,” the second paragraph is deleted and replaced with the following:

The continuing spread of the Coronavirus could have a material adverse impact on the global economy, and could have a material adverse effect on the liquidity, financial condition and operating results of the Commonwealth Annuity and Life Insurance Company, and our parent companies, The Global Atlantic Financial Group LLC and KKR & Co. Inc.

Statement of Additional Information

In the Statement of Additional Information, under the section “GENERAL INFORMATION AND HISTORY,” the second, third and fourth paragraphs are deleted and replaced with the following:

Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company (“GAFC”), which is a wholly owned indirect subsidiary of Global Atlantic

Financial Group Limited (“GAFGL”). Prior to February 1, 2021, GAFG was approximately 21% owned by The Goldman Sachs Group, Inc. (“Goldman Sachs”) and approximately 79% owned by third party investors, individuals and employees, none of whom owned more than 9.9% .On February 1, 2021, KKR & Co. Inc. acquired Global Atlantic. The Company became an indirect majority- owned subsidiary of KKR & Co. Inc. Global Atlantic (Fin) Company (“GAFC”), a Delaware corporation, owns 100% of the Company. GAFC is a direct, wholly owned subsidiary of Global Atlantic Financial Limited, which in turn is a direct wholly owned subsidiary of Global Atlantic Financial Group Limited (“GAFGL”). GAFGL is a direct wholly owned subsidiary of The Global Atlantic Financial Group LLC, which is majority-owned by KKR Magnolia Holdings LLC, which in turn is a subsidiary of KKR & Co. Inc.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

In the Statement of Additional Information, under the section “UNDERWRITERS AND DISTRIBUTION,” the first paragraph is deleted and replaced with the following:

Global Atlantic Distributors LLC, a Delaware company located at One Financial Plaza, 755 Main Street, 24 Floor, Hartford, CT 06103 (“Distributor”) is principal underwriter for the Contracts. Distributor is a corporation organized and existing under the laws of the state of Delaware, and is a majority-owned subsidiary of KKR & Co. Inc. Distributor is a registered broker-dealer with the SEC, and a member of the Financial Industry Regulatory Authority (“FINRA”). The Company has effectively ceased issuing new Contracts except in connection with certain pre-existing contractual plans and programs.

This Supplement Should Be Retained for Future Reference.

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